SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2007
TRANSFORMA ACQUISITION GROUP INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33210	20-5389307

(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification
No.)
350 Park Avenue, 10th Floor
New York, NY 10022

(Address of principal executive offices, including zip code)
(646) 521-7805

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 3.01
EXHIBIT 99.1

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On May 30, 2007, the board of directors of Transforma Acquisition Group Inc. (“Transforma”) approved a form of Indemnity Agreement (“Agreement”) that Transforma plans to enter into with each of its officers and directors. Pursuant to the Agreement, subject to the exceptions and limitations provided therein, Transforma agrees to indemnify the indemnified person (“Indemnitee”) to the fullest extent not prohibited by Delaware law, and to advance expenses incurred by Indemnitee in connection with any proceeding related to an indemnifiable event, subject to Indemnitee’s undertaking to reimburse Transforma for such expenses if it shall ultimately be determined that Indemnitee is not entitled to be indemnified under the Agreement. The foregoing description is qualified in its entirety by the full text of the Agreement, which is filed as exhibit 99.1 to this Current Report on Form 8-K.
Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On May 30, 2007, the board of directors and the stockholders of Transforma Acquisition Group Inc. (“Company”) approved an amendment to the Company’s Amended and Restated Certificate of Incorporation that reduces the number of shares of the Company’s common stock, par value $0.0001 per share, that are authorized for issuance from 100,000,000 shares to 32,500,000 shares (31,874,997 shares of common stock are currently issued or reserved for issuance). In addition, 5,000 shares are authorized for issuance as preferred stock, with a par value of $0.0001 per share.
     The purpose of this amendment was to reduce the Company’s Delaware franchise tax, which is based in part on the number of shares authorized for issuance.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits

Description	Number

Certificate of Amendment of Certificate of Incorporation of Transforma Acquisition Group Inc.	3.01

Form of Indemnity Agreement	99.1

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Transforma Acquisition Group Inc.
Date: June 4, 2007	By:	/s/ Larry J. Lenhart
	Name:	Larry J. Lenhart
	Title:	President and Chief Executive Officer

Exhibit Index

Description	Number

Certificate of Amendment of Certificate of Incorporation of Transforma Acquisition Group Inc.	3.01

Form of Indemnity Agreement	99.1